Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox BH-DG Strategies Fund, a series of Equinox Funds Trust, of our report dated December 1, 2014, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox BH-DG Strategies Fund, a series of the Equinox Funds Trust, for the period from December 31, 2013 (commencement of operations) through September 30, 2014.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” appearing in the Statement of Additional Information and “Consolidated Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, Colorado

January 28, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Campbell Strategy Fund, a series of Equinox Funds Trust, of our report dated December 1, 2014, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Campbell Strategy Fund, a series of the Equinox Funds Trust, for the year ended September 30, 2014.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” appearing in the Statement of Additional Information and “Consolidated Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, Colorado

January 28, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Chesapeake Strategy Fund, a series of Equinox Funds Trust, of our report dated December 1, 2014, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust, for the year ended September 30, 2014.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” appearing in the Statement of Additional Information and “Consolidated Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, Colorado

January 28, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Crabel Strategy Fund, a series of Equinox Funds Trust, of our report dated December 1, 2014, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Crabel Strategy Fund, a series of the Equinox Funds Trust, for the year ended September 30, 2014.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” appearing in the Statement of Additional Information and “Consolidated Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, Colorado

January 28, 2015